                                                              EXHIBIT 10.12

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


          REGISTRATION RIGHTS AGREEMENT, dated as of July 31, 1997, among MJD Communications, Inc., a Delaware corporation (the "Company"); Carousel Capital
                                                   -------
Partners, L.P., a Delaware limited partnership ("Carousel"); Kelso Investment
                                                 --------
Associates V, L.P., a Delaware limited partnership ("KIA V"), and Kelso Equity
                                                     -----
Partners V, L.P., a Delaware limited partnership ("KEP V", together with KIA V,
                                                   -----
"Kelso");  MJD Partners, L.P., a Delaware limited partnership ("MJD Partners");
 -----                                                          ------------
Bugger Associates, Inc., a Delaware corporation, Daniel G. Bergstein, Meyer Haberman, Eugene B. Johnson and Jack H. Thomas (collectively, the "MJD
                                                                   ---
Principals"); Joel Bergstein , Michael Bergstein and Lindy Sobel Bergstein;  and
----------
those employees of the Company listed on Schedule A attached hereto (collectively, the "Management Stockholders"). Schedule A shall be updated from
                    -----------------------
time to time to include each Management Stockholder who becomes a party to this Agreement after the date hereof pursuant to Section 11.3. Carousel and Kelso are hereinafter referred to collectively as the "Investor Stockholders". For
                                                 ---------------------
purposes of this Agreement, KIA V and KEP shall be deemed to be a single Investor Stockholder. Capitalized terms used herein without definition are defined in Section 10.

           1.  Registrations Upon Request.
               --------------------------

          1.1. Requests.  At any time after the fourth anniversary hereof, each
               --------
Investor Stockholder shall have the right to make one request and at any time after an IPO, each Investor Stockholder shall have the right to make up to two additional requests that the Company effect the registration under the Securities Act of any of the Registrable Securities of such Investor Stockholder, each such request to specify the intended method or methods of disposition thereof, provided, that the Company shall not be required to effect
                     --------
a registration pursuant to this Section 1.1 upon the request of any Investor Stockholder until a period of 180 days shall have elapsed from the effective date of the most recent registration previously effected pursuant to this
Section 1.1 and, provided, further, that (a) if the Requesting Stockholder
                 --------  -------        -
determines in its good faith judgment to withdraw the proposed registration of any Registrable Securities requested to be registered pursuant to this Section
1.1 due to marketing or regulatory reasons or (b) the registration statement
                                               -
relating to any such request is not declared effective within 90 days of the date such registration statement is first filed with the Commission or (c) if,
                                                                        -
within 180 days after the registration relating to any such request has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason and the Company fails to have such stop order, injunction or other order or requirement removed, withdrawn or resolved to such Requesting Stockholder's reasonable satisfaction within 30 days or (d) the conditions to
                                                         -
closing specified in the purchase agreement or underwriting agreement entered into in connection with the registration relating to any such request are not satisfied (other than conditions to be satisfied by such Requesting Stockholder), then such request, shall not be counted for purposes of such Requesting Shareholder's request limitations set forth above. Upon any request by a Requesting Stockholder pursuant to this Section 1.1, the Company will promptly, but in any event within 15 days, give written notice of such request to the other Investor Stockholder and the other holders of Registrable Securities and thereupon the Company will use its best efforts to effect the registration under the Securities Act of:

          (i) the Registrable Securities which the Company has been so requested to register by (A) the Requesting Stockholder and (B) the Other Investor
                     -                                  -
     Stockholder, MJD Partners, the MJD Principals and the Management Stockholders by written request given to the Company within 20 days after the giving of such written notice by the Company; and

          (ii) all other Registrable Securities which the Company has been requested to register by the other holders of Registrable Securities by written request given to the Company within 20 days after the giving of such written notice by the Company, all to the extent required to permit the disposition of the Registrable Securities so to be registered (in accordance with the intended method or methods of disposition of each seller of Registrable Securities). Notwithstanding the foregoing, but subject to the rights of holders of Registrable Securities under Section 2, (a) if the Board determines in its good
                                         -
faith judgment, after consultation with a firm of nationally recognized underwriters, that there will be an adverse effect on a then contemplated initial public offering of the Company's equity securities, the Company may defer the filing (but not the preparation) of the registration statement which is required to effect any registration pursuant to this Section 1.1, during the period starting with the thirtieth day immediately preceding the date of anticipated filing by the Company of, and ending on a date 60 days following the effective date of, the registration statement relating to such initial public offering, provided that at all times the Company is in good faith using all
          --------
reasonable efforts to cause such registration statement to become effective and,

provided, further, that such period shall end on such earlier date as may be
--------  -------
permitted by the underwriters of such underwritten public offering and (b) if
                                                                        -
the Company shall

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

at any time furnish to the Requesting Stockholder and the Other Investor Stockholder, if any, a certificate signed by the President of the Company stating that the Company has pending or in process a material transaction, the disclosure of which would, in the good faith judgment of the Board, materially and adversely affect the Company, the Company may defer the filing (but not the preparation) of a registration statement for up to 60 days (but the Company shall use its best efforts to resolve the transaction and file the registration statement as soon as possible).

          1.2. Registration Statement Form.  Each registration requested
               ---------------------------
pursuant to Section 1.1 shall be effected by the filing of a registration statement on a form agreed to by the Requesting Stockholder and the Other Investor Stockholder, if any.

          1.3. Expenses.  The Company will pay all Registration Expenses in
               --------
connection with any registrations requested under Section 1.1, whether or not the related registration statement becomes effective; provided that any seller
                                                      --------
thereunder shall pay all Registration Expenses to the extent required to be paid by such seller under applicable law.

          1.4. Priority in Demand Registrations.  If a registration pursuant to
               --------------------------------
this Section 1 involves an underwritten offering, and the managing underwriter (or, in the case of an offering which is not underwritten, an investment banker) shall advise the Company in writing (with a copy to each Person requesting registration of Registrable Securities) that, in its opinion, the number of securities requested and otherwise proposed to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering, first, the Registrable Securities of the
                              -----
Requesting Stockholder requested to be included in such registration and the Registrable Securities of the Other Investor Stockholder, MJD Partners, the MJD Principals and the Management Stockholders requested to be included in such registration, pro rata, among such holders, on the basis of the number of
              --- ----
Registrable Securities requested to be included by such holders, second, the
                                                                 ------
Registrable Securities of the other holders of Registrable Securities requested to be included in such registration, pro rata, among such holders, on the basis
                                     --- ----
of the number of Registrable Securities requested to be included by such holders, and third, the securities, if any, being sold by the Company.
             -----
Notwithstanding the foregoing, neither MJD Partners nor any MJD Principal nor any Management Stockholder will be entitled to participate in any such registration requested by either Investor Stockholder if the managing underwriter (or, in the case of an offering that is not underwritten, an investment banker) shall determine in good faith that the participation of management would adversely affect the marketability or offering price of the securities being sold by either Investor Stockholder in such registration.

          1.5. No Company Initiated Registration.  After receipt of notice of a
               ---------------------------------
requested registration pursuant to Section 1.1, the Company shall not initiate, without the prior written consent of the Investor Stockholders, a registration of any of its securities for its own account until 90 days after such registration has been effected or such registration has been terminated.

          2.  Incidental Registrations.  If the Company at any time proposes to
              ------------------------
register any of its equity securities under the Securities Act (other than pursuant to Sec tion 1 or a registration on Form S-4 or S-8 or any successor form), and the registration form to be used may be used for the registration of Registrable Securities, it will give prompt written notice to all holders of Registrable Securities of its intention to do so. Upon the written request of any such holder made within 20 days after the receipt of any such notice (which request shall specify the number of Registrable Securities intended to be disposed of by such holder and the intended method or methods of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all such Registrable Securities in accordance with such intended method or methods of disposition, provided that:
                                           --------

          (a) if such registration shall be in connection with an initial public offering by the Company, (i) the Company shall not include any
                                      -
     Registrable Securities in such proposed registration if the Board shall have determined, after consultation with the managing underwriter for such offering, that it is not in the best interests of the Company to include any Registrable Securities in such registration and (ii) the Company shall
                                                          --
     not include any Registrable Securities of MJD Partners, any MJD Principal or any Management Stockholder in such proposed registration if each Investor Stockholder does not include any of its Registrable Securities in such proposed registration because it believes in good faith that inclusion of such securities would not be in the best interests of the Company;

          (b) if, at any time after giving written notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such equity securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, shall not be obligated to register any Registrable Securities in connection with such registration (but shall nevertheless pay the

     Registration Expenses in connection therewith), without prejudice, however, to the rights of the Investor Stockholders to request that a registration be effected under Section 1; and

          (c) if a registration pursuant to this Section 2 involves an underwritten offering, and the managing underwriter (or, in the case of an offering that is not underwritten, an investment banker) shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration thereof) that, in its opinion, the number of securities requested and otherwise proposed to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering, first, the
                                                             -----
     securities, if any, being sold by the Company, second, the Registrable
                                                    ------
     Securities of the Investor Stockholders, MJD Partners, the MJD Principals and the Management Stockholders requesting registration thereof, pro rata,
                                                                      --- ----
     among such holders, on the basis of the number of Registrable Securities requested to be included by such holders, and third, the Registrable
                                                   -----
     Securities of each other holder requesting registration thereof, pro rata,
                                                                      --- ----
     among such holders, on the basis of the number of Registrable Securities requested to be included by such holders. Notwithstanding the foregoing, neither MJD Partners nor any MJD Principal nor any Management Stockholder will be entitled to participate in any such registration if the managing underwriter (or, in the case of an offering that is not underwritten, an investment banker) shall determine in good faith that the participation of management would adversely affect the marketability or offering price of the securities being sold by the Company in such registration.

          The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2, provided that each seller of Registrable Securities shall pay all Registration
--------
Expenses to the extent required to be paid by such seller under applicable law. No registration effected under this Section 2 shall relieve the Company from its obligation to effect registrations under Section 1.

          3.  Registration Procedures.  If and whenever the Company is required
              -----------------------
to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 1 and 2, the Company will promptly:

          (a) prepare, and as soon as practicable, but in any event within 60 days thereafter, file with the Commission, a registration statement with respect to such Registrable Securities, make all required filings with the NASD and use best efforts to cause such registration statement to become effective;

          (b) prepare and promptly file with the Commission such amendments and post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for so long as is required to comply with the provisions of the Securities Act and to complete the disposition of all securities covered by such registration statement in accordance with the intended method or methods of disposition thereof, but in no event for a period of more than six months after such registration statement becomes effective;

          (c) furnish to counsel selected by each Investor Stockholder and MJD Partners copies of all documents proposed to be filed with the Commission in connection with such registration, which documents will be subject to the review of such counsel and each such seller and the Company shall not file any amendment or post-effective amendment or supplement to such registration statement or the prospectus used in connection therewith to which any such seller shall have reasonably objected in writing on the grounds that such amendment or supplement does not comply (explaining why) in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

          (d) furnish to each seller of Registrable Securities, without charge, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits and documents filed therewith) and such number of copies of the prospectus in cluded in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller in accordance with the intended method or methods of disposition thereof;

          (e) use its best efforts to register or qualify such Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition of such Registrable Securities in such jurisdictions in accordance with the intended method or methods of disposition thereof, provided that the Company shall not for any such purpose be
              --------
     required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, subject itself to taxation in any jurisdiction wherein it is not so subject, or take any action which would subject it to general service of process in any jurisdiction wherein it is not so subject;

          (f) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and its subsidiaries to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities in accordance with the intended method or methods of disposition thereof;

          (g) furnish to each seller of Registrable Securities a signed counterpart, addressed to the sellers, of

               (i) an opinion of counsel for the Company experienced in securities law matters, dated the effective date of the registration statement (and, if such registration includes an underwritten public offering, the date of the closing under the underwriting agreement), and

               (ii) a "comfort" letter (unless the registration is pursuant to Section 2 and such a letter is not otherwise being furnished to the Company), dated the effective date of such registration statement (and if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have issued an audit report on the Company's financial statements included in the registration statement, covering such matters as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and such other matters as the Investor Stockholders may reasonably request;

          (h) notify each seller of any Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event or existence of any fact as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and, as promptly as is practicable, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (i) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement of the Company (in form complying with the provisions of Rule 158 under the Securities Act) covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the registration statement;

          (j) notify each seller of any Registrable Securities covered by such registration statement (i) when the prospectus or any prospectus supplement
                             -
     or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or
                        --
     supplements to such registration statement or to amend or to supplement such prospectus or for additional information, (iii) of the issuance by the
                                                     ---
     Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose and (iv) of the suspension of the qualification of such securities
                  --
     for offering or sale in any jurisdiction, or of the institution of any proceedings for any of such purposes;

          (k) use every reasonable effort to obtain the lifting of any stop order that might be issued suspending the effectiveness of such registration statement at the earliest possible moment;

          (l)  use its best efforts (i) (A) to list such Registrable Securities
                                     -   -
     on any securities exchange on which the equity securities of the Company are then listed or, if no such equity securities are then listed, on an exchange selected by the Company, if such listing is then permitted under the rules of such exchange, or (B) if such listing is not practicable, to
                                     -
     secure designation of such securities as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 under the Exchange Act or, failing that, to secure NASDAQ authorization for such Registrable Securities, and, without limiting the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD, and (ii) to
                                                                     --
     provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement and to instruct such transfer agent (A) to release any stop transfer order with
                                   -
     respect to the certificates with respect to the Registrable Securities being sold and (B) to furnish certificates without restrictive legends
                     -
     representing ownership of the shares being sold, in such denominations requested by the sellers of the Registrable Securities or the lead underwriter;

          (m) enter into such agreements and take such other actions as the sellers of Registrable Securities or the underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including, without limitation, preparing for, and participating in, such number of "road shows" and all such other customary selling efforts as the underwriters reasonably request in order to expedite or facilitate such disposition; and

          (n) use its reasonable best efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

          The Company may require each seller of any Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller, its ownership of Registrable Securities and the disposition of such Registrable Securities as the Company may from time to time reasonably request in writing and as shall be required by law in connection therewith. Each such holder agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such holder not materially misleading.

          The Company agrees not to file or make any amendment to any registration statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus used in connection therewith, which refers to any seller of any Registrable Securities covered thereby by name, or otherwise identifies such seller as the holder of any Registrable Securities, without the consent of such seller, such consent not to be unreasonably withheld or delayed, unless such disclosure is required by law.

          By acquisition of Registrable Securities, each holder of such Registrable Securities shall be deemed to have agreed that upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 3(h), such
holder will promptly discontinue such holder's disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(h). If so directed by the Company, each holder of Registrable Securities will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, in such holder's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice. In the event that the Company shall give any such notice, the period mentioned in Section 3(b) shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 3(h).

          4.   Underwritten Offerings.
               ----------------------

          4.1. Underwriting Agreement.  If requested by the underwriters for any
               ----------------------
underwritten offering by holders of Registrable Securities pursuant to a registration requested under Section 1 or Section 2, the Company shall enter into an underwriting agreement with the underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Investor Stockholders which are selling Registrable Securities pursuant to such registration and to the underwriters and to contain such representations, warranties and covenants by the Company and such other terms and provisions as are customarily contained in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 9. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the agreements on the part of, the Company to and for the benefit of such underwriters be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall also be conditions precedent to the obligations of such holders of Registrable Securities. No underwriting agreement (or other agreement in connection with such offering) shall require either Investor Stockholder to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, the ownership of such holder's Registrable Securities and such holder's intended method or methods of disposition and any other representation required by law or to furnish any indemnity to any Person which is broader than the indemnity furnished by such holder in Section 9.2.

          4.2. Selection of Underwriters.  If the Company at any time proposes
               -------------------------
to register any of its securities under the Securities Act for sale for its own account pursuant to an underwritten offering, the Company will have the right to select the managing underwriter (which shall be of nationally recognized standing) to administer the offering, but only with the approval of (a) the
                                                                     -
Investor Stockholders which are selling Registrable Securities pursuant to such registration, such approval not to be unreasonably withheld or delayed, and (b)
                                                                             -
MJD Partners, but only if it is selling Registrable Securities pursuant to such registration, such approval not to be unreasonably withheld or delayed, provided
                                                                        --------
that whenever a registration requested pursuant to Section 1 is for an underwritten offering, the Investor Stockholders which are selling Registrable Securities pursuant to such registration will have the right to select the managing underwriter (which shall be of nationally recognized standing) to administer the offering, but only with the approval of the Company and MJD Partners, such approval not to be unreasonably withheld or delayed.

          5.  Holdback Agreements.  (a) If and whenever the Company proposes to
              -------------------
register any of its equity securities under the Securities Act for its own account (other than on Form S-4 or S-8 or any successor form) or is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 1 or 2, each holder of Registrable Securities agrees by acquisition of such Registrable Securities not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities within seven days prior to and 90 days (unless advised in writing by the managing underwriter that a longer period, not to exceed 180 days, is required) after the effective date of the registration statement relating to such registration, except as part of such registration.

          (b) The Company agrees not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities within seven days prior to and 90 days (unless advised in writing by the managing underwriter that a longer period, not to exceed 180 days, is required) after the effective date of such registration statement (except as part of such registration or pursuant to a registration on Form S-4 or S-8 or any successor form). In addition, the Company shall cause each holder of its equity securities or any securities convertible into or exchangeable or exercisable for any of such securities, whether outstanding on the date of this Agreement or issued at any time after the date of this Agreement (other than any such securities acquired in a public offering), to agree not to effect any such public sale or distribution of such securities during such period, except as part of any such registration if permitted, and to cause each such holder to enter into a similar agreement to such effect with the Company.

          6.  Preparation; Reasonable Investigation.  In connection with the
              -------------------------------------
preparation and filing of each registration statement registering Registrable Securities under the Securities Act, the Company will give the holders of such Registrable Securities so to be registered and their underwriters, if any, and their respective counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to the financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have issued audit reports on its financial statements as shall be reasonably requested by such holders in connection with such registration statement.

          7.  No Grant of Future Registration Rights.  The Company shall not
              --------------------------------------
grant any other demand or incidental registration rights to any other Person without the prior written consent of the Investor Stockholders.

          8.  Permitted Assignees.  Each Investor Stockholder shall have the
              -------------------
right to have included in any registration pursuant to Section 1 or Section 2 any shares of Common Stock owned by any Permitted Assignee as though such shares were Registrable Securities owned by such Investor Stockholder. MJD Partners, each MJD Principal and each Management Stockholder shall have the right to have included in any registration pursuant to Section 1 or Section 2 any shares of Common Stock owned by any permitted transferees of MJD Partners, such MJD Principal or such Management Stockholder, as the case may be, under the Stockholders' Agreement as those such shares were Registrable Securities owned by MJD Partners, such MJD Principal or such Management Stockholder, as the case may be.

           9.  Indemnification.
               ---------------

          9.1. Indemnification by the Company.  In the event of any registration
               ------------------------------
of any Registrable Securities pursuant to this Agreement, the Company will indemnify and hold harmless (a) each seller of such Registrable Securities, (b)
                             -                                               -
the directors, officers, partners, employees, agents and Affiliates of each such seller, (c) each Person who participates as an underwriter in the offering or
         -
sale of such securities and (d) each person, if any, who controls (with the
                             -
meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any such seller, partner or underwriter against any and all losses, claims, damages or liabilities (or actions or proceedings in respect thereof), joint or several, directly or indirectly based upon or arising out of (i) any untrue
                                                              -
statement or alleged untrue statement of a fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or used in connection with the offering of securities covered thereby, or any amendment or supplement thereto, or (ii) any omission
                                                             --
or alleged omission to state a fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse each such indemnified party for any legal and any other expenses reasonably incurred by them in connection with investigating, preparing, pursuing or defending any such loss, claim, damage, liability, action or proceeding, except insofar as any such loss, claim, damage, liability, action, proceeding or expense arises out of or is based upon an untrue statement or omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such seller expressly for use in the preparation thereof. Such indemnity shall remain in full force and effect, regardless of any investigation made by such indemnified party and shall survive the transfer of such Registrable Securities by such seller. The indemnity agreement contained in this Section 9.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed).

          9.2. Indemnification by the Sellers.  The Company may require, as a
               ------------------------------
condition to including any Registrable Securities in any registration statement filed pursuant to Section 1 or 2 that the Company shall have received an undertaking satisfactory to it from each of the prospective sellers of such Registrable Securities to indemnify and hold harmless, severally, not jointly, in the same manner and to the same extent as set forth in Section 9.1, the Company, its directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such seller expressly for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such Registrable Securities by such seller. The indemnity agreement contained in this Section
9.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of such seller (which consent shall not be unreasonably withheld or delayed). The indemnity provided by each seller of Registrable Securities under this Section 9.2 shall be limited in amount to the net amount of proceeds actually received by such seller from the sale of Registrable Securities pursuant to such registration statement.

          9.3. Notices of Claims, etc.  Promptly after receipt by an indemnified
               ----------------------
party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 9, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action or proceeding, provided that the failure of any indemnified party to
                           --------
give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 9, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate therein and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof except for the reasonable fees and expenses of any counsel retained by such indemnified party to monitor such action or proceeding. Notwithstanding the foregoing, if such indemnified party and the indemnifying party reasonably determine, based upon advice of their respective independent counsel, that a conflict of interest may exist between the indemnified party and the indemnifying party with respect to such action and that it is advisable for such indemnified party to be represented by separate counsel, such indemnified party may retain other counsel, reasonably satisfactory to the indemnifying party, to represent such indemnified party, and the indemnifying party shall pay all reasonable fees and expenses of such counsel. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of such indemnified party, which consent shall not be unreasonably withheld or delayed, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

          9.4. Other Indemnification.  Indemnification similar to that specified
               ---------------------
in the preceding paragraphs of this Section 9 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration (other than under the Securities Act) or other qualification of such

Registrable Securities under any federal or state law or regulation of any governmental authority.

          9.5. Indemnification Payments.  Any indemnification required to be
               ------------------------
made by an indemnifying party pursuant to this Section 9 shall be made by periodic payments to the indemnified party during the course of the action or proceeding, as and when bills are received by such indemnifying party with respect to an indemnifiable loss, claim, damage, liability or expense incurred by such indemnified party.

          9.6. Other Remedies.  If for any reason the foregoing indemnity is
               --------------
unavailable, or is insufficient to hold harmless an indemnified party, other than by reason of the exceptions provided therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities, actions, proceedings or expenses in such proportion as is appropriate to reflect the relative benefits to and faults of the indemnifying party on the one hand and the indemnified party on the other in connection with the offering of Registrable Securities (taking into account the portion of the proceeds of the offering realized by each such party) and the statements or omissions or alleged statements or omissions which resulted in such loss, claim, damage, liability, action, proceeding or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statements or omissions. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. No party shall be liable for contribution under this Section 9.6 except to the extent and under such circumstances as such party would have been liable to indemnify under this
Section 9 if such indemnification were enforceable under applicable law.

           10.  Definitions.  For purposes of this Agreement, the following
                -----------
terms shall have the following respective meanings:

          "Affiliate":  A Person that directly, or indirectly through one or
           ---------
more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

          "Board":  The Board of Directors of the Company.
           -----

          "Commission":  The Securities and Exchange Commission.
           ----------

          "Common Stock":  The Company's Class A Voting common stock, $.01 par
           ------------
value, per share.

          "Exchange Act":  The Securities Exchange Act of 1934, as amended, or
           ------------
any successor federal statute, and the rules and regulations thereunder which shall be in effect at the time.

          "IPO":  as defined in the Stockholders' Agreement.
           ---

          "Other Investor Stockholder":  The Investor Stockholder (other than
           --------------------------
the Requesting Stockholder) which has elected to participate in a registration pursuant to Section 1.

          "NASD":  National Association of Securities Dealers, Inc.
           ----

          "NASDAQ":  The Nasdaq National Market.
           ------

          "Permitted Assignee":  as defined in the Stockholders' Agreement.
           ------------------

          "Person":  An individual, corporation, limited liability company,
           ------
partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          "Registrable Securities":  The shares of Common Stock beneficially
           ----------------------
owned (within the meaning of Section 13d-3 of the Exchange Act) by Carousel, Kelso, MJD Partners, any MJD Principal, any Management Stockholder, Joel Bergstein, Michael Bergstein, Lindy Sobel Bergstein or any other Person made a party hereto pursuant to Section 11.3 or 11.4. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a
                                                                           -
registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have
                                                             --
been sold to the public pursuant to Rule 144 under the Securities Act, (iii)
                                                                        ---
they shall have been otherwise transferred and subsequent disposition of them shall not require registration or qualification of them under the Securities Act of or any similar state law then in force or (iv) they shall have ceased to be
                                              --
outstanding.

          "Registration Expenses":  All expenses incident to the Company's
           ---------------------
performance of or compliance with any registration pursuant to this Agreement, including, without limitation, (i) registration, filing and NASD fees, (ii) fees
                                -                                       --
and expenses of complying with securities or blue sky laws, (iii) fees and
                                                             ---
expenses associated with listing securities on an exchange or NASDAQ, (iv) word
                                                                       --
processing, duplicating and printing expenses, (v) messenger and delivery
                                                -
expenses, (vi) fees and disbursements of counsel for the Company and of its
           --
independent public accountants, including the expenses of any special audits or "cold comfort" letters, (vii) reasonable fees and disbursements of any one
                         ---
counsel retained by the sellers of Registrable Securities, which counsel shall be designated by the Investor Stockholders, provided that if both Investor
                                            --------
Stockholders participate in any registration, each Investor Stockholder shall be entitled to designate one counsel and the reasonable fees and expenses of each such counsel shall constitute "Registration Expenses", and (viii) any fees and
                                                            ----
disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any.

          "Requesting Stockholder":  The Investor Stockholder which exercises
           ----------------------
its rights to request that the Company effect a registration pursuant to Section 1.1.

          "Securities Act":  The Securities Act of 1933, as amended, or any
           --------------
successor federal statute, and the rules and regulations thereunder which shall be in effect at the time.

          "Stockholders' Agreement":  The Stockholders' Agreement, dated as of
           -----------------------
the date hereof, as the same shall be amended from time to time, among the Company, Carousel, KIA V, KEP V, MJD Partners, MJD Partners, Inc., the MJD Principals, Joel Bergstein, Michael Bergstein, Lindy Sobel Bergstein and the Management Stockholders.

          "Transfer":  as defined in the Stockholders' Agreement.
           --------

          11.  Miscellaneous.
               -------------

          11.1.  Treatment of Certain Bergstein Family Members.  Each of Joel
                 ---------------------------------------------
Bergstein, Michael Bergstein and Lindy Sobel Bergstein hereby acknowledges that all shares of Registrable Securities and all interests therein now or hereafter owned by such Person shall for all purposes of this Agreement be treated as if such shares and interests were owned by Bugger Associates, Inc. and each such Person has as of the date hereof granted Bugger an irrevocable power of attorney directing Bugger

Associates, Inc. to exercise all rights and perform all obligations hereunder and under the Stockholders' Agreement in respect of such Person's shares and interests so long as this Agreement shall remain in full force and effect.

          11.2.  Rule 144 etc.  If the Company shall have filed a registration
                 ------------
statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act relating to any class of equity securities, the Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act,
                                          -
as such rule may be amended from time to time, or (b) any successor rule or
                                                   -
regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

          11.3.  New Stockholders.  (a) In the event that any Person shall
                 ----------------
become a party to the Stockholders' Agreement after the date hereof pursuant to
Section 14 thereof, then upon the execution and delivery of a signature page hereto, such Person shall be deemed to be a Management Stockholder for all purposes of this Agreement and the Company shall amend Schedule A to reflect such additional Management Stockholder.

          (b) In the event any Person shall become a party to the Stockholders' Agreement after the date hereof pursuant to Section 15.4 thereof as a result of any Transfer of Registrable Securities by MJD Partners or any MJD Principal, then any such transferee shall have the right to include its Registrable Securities in any registration pursuant to this Agreement in which MJD Partners or such MJD Principal, as the case may be, participates as if such transferee were MJD Partners or such MJD Principal, as the case may be.

          11.4.  Successors, Assigns and Transferees.  This Agreement shall be
                 -----------------------------------
binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. In addition, and provided that an express assignment shall have been made, and a copy of which shall have been delivered to the Company, the provisions of this Agreement which are for the benefit of a holder of Registrable Securities shall be for the benefit of and enforceable by any subsequent holder of any

Registrable Securities, provided that such subsequent holder acquired such
                        --------
Registrable Securities in accordance with the terms of the Stockholders' Agreement.

          11.5.  Stock Splits, etc.  Each holder of Registrable Securities
                 -----------------
agrees that it will vote to effect a stock split or combination with respect to any Registrable Securities in connection with any registration of such Registrable Securities hereunder, or otherwise, if the managing underwriter shall advise the Company in writing (or, in connection with an offering that is not underwritten, if an investment banker shall advise the Company in writing) that in its opinion such a stock split or combination would facilitate or increase the likelihood of success of the offering. The Company shall cooperate in all respects in effecting any such stock split or combination.

          11.6.  Further Assurances.  Subject to the specific terms of this
                 ------------------
Agreement, each of the Company, Carousel, Kelso, MJD Partners, the MJD Principals and the Management Stockholders shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions, as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

          11.7.  Amendment and Modification.  This Agreement may be amended,
                 --------------------------
modified or supplemented by the Company with the written consent of the Investor Stockholders and a majority (by number of shares) of any other holder of Registrable Securities whose interests would be adversely affected by such amendment.

          11.8.  Governing Law.  This Agreement and the rights and obligations
                 -------------
of the parties hereunder and the persons subject hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of Delaware, without giving effect to the choice of law principles thereof.

          11.9.  Invalidity of Provision.  The invalidity or unenforceability of
                 -----------------------
any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

          11.10.  Notices.  All notices, requests, demands, letters, waivers and
                  -------
other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered
                                                                    -
personally, (b) mailed, certified or registered mail with postage prepaid, (c)
             -                                                              -
sent by next-day or overnight mail or delivery or (d) sent by fax, as follows:
                                                   -

     (i)  If to the Company, to it at:

          MJD Communications, Inc.
          521 East Morehead Street, Suite 250
          Charlotte, North Carolina  28202
          Attention: Mr. Eugene B. Johnson
          Phone:  (704) 344-8150
          Fax:  (704) 344-8121
          with a copy to:

          Carousel Capital Partners, L.P.
          4201 Congress Street, Suite 440
          Charlotte, North Carolina  28209
          Attention:  Mr. Nelson Schwab, III
                      Mr. Reid G. Leggett
          Phone:  (704) 643-3333
          Fax:  (704) 643-6403

          Kelso & Company
          320 Park Avenue, 24th Floor
          New York, New York  10022
          Attention:  James J. Connors, II, Esq.
          Phone:  (212) 751-3939
          Fax:  (212) 223-2379

          Paul, Hastings, Janofsky & Walker LLP
          399 Park Avenue
          New York, New York  10022
          Attention:     Neil A. Torpey, Esq.
          Phone:  (212) 318-6034
          Fax:    (212) 319-4090

 (ii)   If to Carousel, to it at:

          Carousel Capital Partners, L.P.
          4201 Congress Street, Suite 440
          Charlotte, North Carolina  28209
          Attention:  Mr. Nelson Schwab, III
                      Mr. Reid G. Leggett
          Phone:  (704) 643-3333
          Fax:  (704) 643-6403

 (iii)  If to KIA V or KEP V, to it at:

          Kelso & Company
          320 Park Avenue, 24th Floor
          New York, New York  10022
          Attention:  James J. Connors, II, Esq.
          Phone:  (212) 751-3939
          Fax:  (212) 223-2379

(iv)    If to MJD Partners, to it at:

          MJD Partners, L.P.
          521 East Morehead Street, Suite 250
          Charlotte, North Carolina  28202
          Attention: Mr. Eugene B. Johnson
          Phone:  (704) 344-8150
          Fax:  (704) 344-8121

          with a copy to:

          Paul, Hastings, Janofsky & Walker LLP
          399 Park Avenue
          New York, New York  10022
          Attention:     Neil A. Torpey, Esq.
          Phone:  (212) 318-6034
          Fax:    (212) 319-4090

(v)     If to any of the MJD Principals, to him at:

          MJD Partners, L.P.
          521 East Morehead Street, Suite 250
          Charlotte, North Carolina  28202
          Attention: Mr. Eugene B. Johnson
          Phone:  (704) 344-8150
          Fax:  (704) 344-8121
          with a copy to:

          Paul, Hastings, Janofsky & Walker LLP
          399 Park Avenue
          New York, New York  10022
          Attention:     Neil A. Torpey, Esq.
          Phone:  (212) 318-6034
          Fax:    (212) 319-4090

(vi) If to a Management Stockholder, to him or her, as listed below his or her name on the signature pages hereto;

(vii) If to any other holder of Registrable Securities, to the address of such holder as set forth in the books and records of the Company;

or to such other Person or address as any party shall specify by notice in writing to the Company. All such notices, requests, demands, letters, waivers and other communications shall be deemed to have been received (w) if by
                                                                -
personal delivery on the day after such delivery, (x) if by certified or
                                                   -
registered mail, on the fifth business day after the mailing thereof, (y) if by
                                                                       -
next-day or overnight mail or delivery, on the day delivered or (z) if by fax,
                                                                 -
on the next day following the day on which such fax was sent, provided that a copy is also sent by certified or registered mail.

          11.11.  Headings; Execution in Counterparts.  The headings and
                  -----------------------------------
captions contained herein are for convenience and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument.

          11.12.  Injunctive Relief.  Each of the parties recognizes and agrees
                  -----------------
that money damages may be insufficient and, therefore, in the event of a breach of any provision of this Agreement the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of this Agreement. Such remedies shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which such party may have.

          11.13.  Entire Agreement.  This Agreement, together with the
                  ----------------
Stockholders' Agreement, is intended by the parties hereto as a final expression of their agreement and intended to be a complete and exclusive statement of their agreement and understanding in respect of the subject matter contained herein. This Agreement and the Stockholders' Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter.

          11.14.  Term.  This Agreement shall be effective as of the date hereof
                  ----
and shall continue in effect thereafter until the earlier of (a) its termination
                                                              -
by the consent of the parties hereto or their respective successors in interest and (b) the date on which no Registrable Securities remain outstanding.
     -

          IN WITNESS WHEREOF, this Agreement has been signed by each of the parties hereto, effective as of the date first above written.


                               MJD COMMUNICATIONS, INC.


                               By:
                                  ------------------------------------
                                  Name:
                                  Title:


                               CAROUSEL CAPITAL PARTNERS, L.P.

                               By: Carousel Capital Company, L.L.C.,
                                   its General Partner


                               By:
                                  ------------------------------------
                                  Name:
                                  Title:


                               KELSO INVESTMENT ASSOCIATES V, L.P.

                               By: Kelso Partners V, L.P., its General Partner


                               By:
                                  ------------------------------------
                                  Name:
                                  Title:


                               KELSO EQUITY PARTNERS V, L.P.


                               By:
                                  ------------------------------------
                                  Name:
                                  Title:

                               MJD PARTNERS, L.P.

                               By:  MJD Partners, Inc., its General Partner


                               By:
                                  ------------------------------------
                                  Name:
                                  Title:


                               BUGGER ASSOCIATES, INC.


                               By:
                                  ------------------------------------
                                  Name:
                                  Title:



                               ---------------------------------------
                               Daniel G. Bergstein



                               ---------------------------------------
                               John P. Duda
                               6733 N. Baltusrol Lane
                               Charlotte, NC 28210



                               ---------------------------------------
                               Meyer Haberman



                               ---------------------------------------
                               Lisa R. Hood
                               P.O. Box 486
                               Bucklin, KS 67834



                               ---------------------------------------
                               Eugene B. Johnson

                               ---------------------------------------
                               Walter E. Leach, Jr.
                               6419 Sharon Hills Road
                               Charlotte, NC 28210



                               ---------------------------------------
                               Peter G. Nixon
                               P.O. Box 302
                               Westfield, NY 14787



                               ---------------------------------------
                               Michael J. Stein
                               3016 Toalson
                               Dodge City, KS 67801



                               ---------------------------------------
                               Jack H. Thomas



                               ---------------------------------------
                               Joel Bergstein



                               ---------------------------------------
                               Michael Bergstein



                               ---------------------------------------
                               Lindy Sobel Bergstein

                               TABLE OF CONTENTS
                               -----------------

                                                                           Page

1.  Registrations Upon Request.............................................   1
      1.1.  Requests.......................................................   1
      1.2.  Registration Statement Form....................................   3
      1.3.  Expenses.......................................................   3
      1.4.  Priority in Demand Registrations...............................   3
      1.5.  No Company Initiated Registration..............................   4

2.  Incidental Registrations...............................................   4

3.  Registration Procedures................................................   5

4.  Underwritten Offerings.................................................  10
      4.1.  Underwriting Agreement.........................................  10
      4.2.  Selection of Underwriters......................................  10

5.  Holdback Agreements....................................................  11

6.  Preparation; Reasonable Investigation..................................  11

7.  No Grant of Future Registration Rights.................................  12

8.  Permitted Assignees....................................................  12

9.  Indemnification........................................................  12
      9.1.  Indemnification by the Company.................................  12
      9.2.  Indemnification by the Sellers.................................  13
      9.3.  Notices of Claims, etc.........................................  13
      9.4.  Other Indemnification..........................................  14
      9.5.  Indemnification Payments.......................................  14
      9.6.  Other Remedies.................................................  15

10. Definitions............................................................  15

11. Miscellaneous..........................................................  17
      11.1. Treatment of Certain Bergstein Family Members..................  17
      11.2. Rule 144 etc...................................................  17
      11.3. New Stockholders...............................................  18
      11.4. Successors, Assigns and Transferees............................  18

      11.5.  Stock Splits, etc.............................................  18
      11.6.  Further Assurances............................................  19
      11.7.  Amendment and Modification....................................  19
      11.8.  Governing Law.................................................  19
      11.9.  Invalidity of Provision.......................................  19
      11.10. Notices.......................................................  19
      11.11. Headings; Execution in Counterparts...........................  23
      11.12. Injunctive Relief.............................................  23
      11.13. Entire Agreement..............................................  23
      11.14. Term..........................................................  24

================================================================================





                         REGISTRATION RIGHTS AGREEMENT


                                       of


                            MJD COMMUNICATIONS, INC.












                           Dated as of July 31, 1997



================================================================================